REGISTRATION STATEMENT RELATING TO

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.’S

PROPOSED TRANSACTION WITH GREAT AMERICAN GROUP, LLC

DECLARED EFFECTIVE

SPECIAL MEETINGS OF WARRANTHOLDERS AND STOCKHOLDERS

TO BE HELD ON JULY 28, 2009

NEW YORK, NY—July 20, 2009—Alternative Asset Management Acquisition Corp. (“AAMAC”) (NYSE Amex: AMV) announced today that its subsidiary’s registration statement on Form S-4 (the “Registration Statement”), relating to the proposed transaction with Great American Group, LLC (“Great American”) was declared effective by the Securities and Exchange Commission (“SEC”) on Friday, July 17, 2009.

As previously announced, AAMAC’s Special Meeting of Warrantholders and Special Meeting of Stockholders will be held on July 28, 2009 at 10:00 a.m. and 10:30 a.m. eastern time, respectively, at the offices of Ellenoff Grossman & Schole LLP, AAMAC’s counsel, at 150 East 42nd Street, 11th Floor, New York, New York 10017. Warrantholders and stockholders of record as of July 8, 2009 are entitled to vote at and have been invited to attend the respective Special Meetings. AAMAC stockholders will be asked to vote on, among other matters, a proposal to approve the Agreement and Plan of Reorganization, dated as of May 14, 2009 and as thereafter amended (as amended, the “Purchase Agreement”), which relates to the proposed acquisition of Great American by Great American Group, Inc., a subsidiary of AAMAC (the “Company”).

The full meeting agendas are detailed in the definitive proxy statement/prospectus, which is being mailed to all AAMAC warrantholders and AAMAC stockholders who held such securities as of the record date. Investors and security holders are advised to read the definitive proxy statement/prospectus because it contains important information.

Additional information regarding Great American and the related transactions is available in the Registration Statement filed by the Company with the SEC and in the Definitive Proxy Statement filed by AAMAC with the SEC, copies of which may be obtained without charge, at the SEC’s website at http://www.sec.gov. Great American’s website is http://www.greatamerican.com. The information on Great American’s website is not, and shall not be deemed to be, incorporated in filings either AAMAC or the Company makes with the SEC.

About Alternative Asset Management Acquisition Corp.

AAMAC is a blank check company which was formed in 2007 for the purpose of acquiring through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets. AAMAC’s initial public offering was consummated on August 7, 2007 and it received net proceeds of $397,560,377 through the sale of 41.4 million units, including 5.4 million units pursuant to the underwriters’ over-allotment option, at $10.00 per unit. Each unit is comprised of one share of AAMAC common stock and one warrant with an exercise price of $7.50. As of July 8, 2009, AAMAC held approximately $407.8 million (or approximately $9.84 per share) in a trust account maintained by an independent trustee, which will be released upon the consummation of the transaction.

About Great American Group, LLC

Great American is a leading provider of asset disposition solutions and valuation and appraisal services to a wide range of retail, wholesale and industrial clients, as well as lenders, capital providers, private equity investors and professional service firms.

Not a Proxy Statement

This press release is not a proxy statement or a solicitation of proxies from the holders of AAMAC securities and does not constitute an offer of any securities of the Company for sale. Any solicitation of proxies will be made only by the definitive proxy statement/prospectus that is being mailed to all stockholders and warrantholders who held such securities as of the record date. Interested investors and security holders are urged to read the definitive proxy statement/prospectus and appendices thereto because they contain important information about AAMAC, the Company, Great American and the proposals to be presented at the Special Meetings.

Forward Looking Statements

Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These forward-looking statements include outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to the benefits of the transaction; the future financial performance of the Company following the Acquisition; the growth of the market for the Company’s services; expansion plans and opportunities; consolidation in the market for the Company’s services generally; and other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions. These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (1) AAMAC’s ability to complete its initial business combination within the specified time limits; (2) difficulties encountered in integrating the merged companies; (3) officers and directors allocating their time to other businesses and potentially having conflicts of interest with AAMAC’s business or in approving the Acquisition or another business combination; (4) success in retaining or recruiting, or changes required in, the Company’s officers, key employees or directors following the Acquisition; (5) listing or delisting of AAMAC’s securities from the NYSE Amex or the ability to have the Company’s securities listed on the Nasdaq Stock Market following the transaction; (6) the potential liquidity and trading of AAMAC’s and the Company’s public securities; (7) the Company’s revenues and operating performance; (8) changes in overall economic conditions; (9) anticipated business development activities of the Company’s following the Acquisition; (10) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); and (11) other risks referenced from time to time in AAMAC and the Company’s filings with the SEC and those factors listed in the Company’s Registration Statement and the proxy statement/prospectus therein under “Risk Factors”. None of AAMAC, Great American or the Company assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company has filed with the SEC the Registration Statement to register the securities to be issued to the stockholders and warrantholders of AAMAC. The Registration Statement includes a proxy statement/prospectus, which is being sent to the securityholders of AAMAC seeking their approval of the transaction and related matters. In addition, AAMAC and the Company may file other relevant documents concerning the proposed transaction with the SEC.

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute a solicitation of proxies from the holders of common stock and warrants of AAMAC and does not constitute an offer of any securities for sale or a solicitation of an offer to buy or exchange any securities. AAMAC, Great American, the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of AAMAC’s stockholders and AAMAC’s warrantholders to be held to approve the proposed transaction. The underwriters of AAMAC’s initial public offering may provide assistance to AAMAC, Great American, the Company and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to AAMAC’s initial public offering were deferred pending stockholder approval of AAMAC’s initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

WE URGE INVESTORS AND SECURITYHOLDERS TO READ THE REGISTRATION STATEMENT FILED BY THE COMPANY WITH THE SEC ON JULY 17, 2009, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT AAMAC, GREAT AMERICAN, THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. AAMAC’s stockholders and warrantholders are advised to read the definitive proxy statement/prospectus and other documents filed with the SEC in connection with the solicitation of proxies for the special meetings because these documents contain important information. AAMAC’s stockholders and warrantholders can also obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to: Alternative Asset Management Acquisition Corp., 590 Madison Avenue, 35th Floor, New York, New York 10022. The definitive proxy statement/prospectus can also be obtained, without charge, at the SEC’s website at http://www.sec.gov.

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Contact:

Alternative Asset Management Acquisition Corp.

Contact: Chris Tofalli

Chris Tofalli Public Relations, LLC

(914) 834-4334

chris@tofallipr.com